EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Kirkland’s, Inc. (the “Company”) on Form 10-Q for the first quarter ended April 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicole A. Strain, Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nicole A. Strain
Executive Vice President, Chief Operating Officer and Chief Financial Officer
May 31, 2022